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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  June 27, 2005
                                                     ---------------------------

                           First Financial Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

                 000-16759                          35-1546989
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         (Commission File Number)        (IRS Employer Identification No.)


               P.O. Box 540
             Terre Haute, IN                          47808
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 (Address of Principal Executive Offices)           (Zip Code)

                                 (812) 238-6264
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               (b) On June 21, 2005 the board of directors accepted the resignation of board member Chapman J. Root II for personal reasons not involving the company.

               (d) On June 21, 2005 the board of directors elected Ronald K. Rich to the board to complete the unexpired term of director Chapman J. Root II.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  June 27, 2005                First Financial Corporation

                                        /s/ Norman L. Lowery
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                                        Norman L. Lowery
                                        Vice President, Chief Executive Officer